铜川市商务局文件

铜商发[2009]97号

铜川市商务局
关于索科（铜川）清洁能源有限公司投资陕西索昂新能源实业有限公司的批复

索科（铜川）清洁能源有限公司：

你公司报来关于投资陕西索昂新能源实业有限公司的申请书收悉。现批复如下：

一、同意索科（铜川）清洁能源有限公司投资陕西索昂新能源实业有限公司。

二、投资方式按照双方股权转让协议执行。

三、投资完成后，投资公司陕西索昂新能源有限公司的职工雇佣、辞退、工资、劳动保险、生活福利、奖惩及工会组织等事项，按照《中华人民共和国外资企业法》及其实施细则和陕西省人民政府对外商投资企业的有关规定办理。

四、投资公司应按照国家利用外资统计制度，向我局及有关

统计部门按时报送统计报表，并及时参加外商投资企业联合年检。

五、请于批复后 30 日内向工商行政管理等部门申请办理相关手续。

特此批复。

二〇〇九年九月二十七日

主题词：投资　批复

抄　送：省商务厅、市政府办公室、新区管委会、市工商局、市财政局、市国税局、市地税局、市劳动局、国家外汇局铜川市支局、局各领导。

铜川市商务局　　2009 年 9 月 27 日印发

共印 20 份